[Logo] M F S (R)
INVESTMENT MANAGEMENT
We invented the mutual fund(R)

                               [Graphic Omitted]

                    MFS(R) MANAGED
                    SECTORS FUND

                    SEMIANNUAL REPORT o FEBRUARY 28, 2001

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  9
Portfolio of Investments .................................................. 13
Financial Statements ...................................................... 19
Notes to Financial Statements ............................................. 26
Trustees and Officers ..................................................... 33

MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.


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NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
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

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
When we talk to you about the information you want from MFS(R), you tell us you're looking for answers to four basic questions:

  1. How are my investments performing right now?

  2. How is my money being managed, over both the short and the long term?

  3. What's going on in the market, and how will that affect me?

  4. How can I get more out of my relationship with my investment professional?

Traditionally, we've attempted to answer these and other questions through a range of printed materials sent through the mail, including statements and annual and semiannual reports. As the Internet has reached an ever-larger percentage of households, however, we and most other investment management firms have come to believe that the Web can be an additional -- and potentially more effective -- way to communicate with investors.

The Internet holds the promise of near-instantaneous delivery, communication when you want it rather than when we mail it, easy access to the specific information you want and an experience customized to each investor. With the relaunch of our Web site, www.mfs.com, earlier this year, we believe we've moved a giant step closer to delivering the Internet's promise and created a site that we're committed to improving every day. Our site now makes it easy for you to find answers to your four basic questions.

HOW ARE MY INVESTMENTS PERFORMING?
The most basic question investors ask is, "What is the current value of my account?" Although we've been able to answer that question by phone for some time, now you can get daily account balances more quickly and easily on our Web site and print out a detailed summary of your MFS portfolio. In fact, if you're willing to take a few minutes to register on the site, you can create a personalized "My MFS" homepage that will display your personal and retirement MFS account balances instantly whenever you log in to the site. You can also set "My MFS" to track daily price changes of up to 10 MFS mutual funds and 10 MFS annuity series on your personal homepage; you can even tell the system to alert you if the price change of any portfolio exceeds a specified amount.

If you do decide to register, you can rest assured that we will not share your information with anyone outside of MFS. The sole purpose of registration is to enable us to deliver the information you want in a faster, more personalized manner, with fewer keystrokes and mouse clicks.

HOW IS MY MONEY BEING MANAGED?
One of the most exciting features of our site is MFS(R) Interactive(SM): One click to an expert(SM) -- a series of video interviews with MFS portfolio managers and executives. Located in the "Investor Education" section of the site, MFS Interactive uses video streamed over the Web to allow you to see and hear from the people who are managing your money, to give you greater insight into our investment approach and our response to market conditions. MFS Interactive includes "Meet the Manager" interviews that cover the background and investment style of a particular portfolio manager, as well as other Webcasts that cover a specific fund or investment topic.

The "Products and Performance" section is another resource. Select a portfolio, and you can access information ranging from recent annual and semiannual reports to historical pricing and performance to the most recent dividend and capital gains distributions. For stock portfolios, you can also look up top holdings, largest sectors, and top country weightings. On www.mfs.com, we've put together a combination of resources that we believe will allow you to form an in-depth picture of how we've managed any particular MFS portfolio over time.

WHAT'S GOING ON IN THE MARKET, AND HOW WILL THAT AFFECT ME?
In our view, the tougher the market, the more you need to hear from the people who are managing your money -- and the past year or so has certainly been one of the toughest markets in recent memory. We think the immediacy of the Web provides an ideal way to communicate with you frequently and to offer our views on the current volatility and uncertainty in the market. On your "My MFS" homepage, in many MFS Interactive interviews, and in the "News & Commentary" section of the site, you'll find our views on the current situation and our market outlook. Our goal is to help you understand what's going on and help you make decisions based on facts and market history, rather than on the emotion of the moment.

HOW CAN I GET MORE OUT OF MY RELATIONSHIP WITH MY INVESTMENT PROFESSIONAL? Perhaps your best resource in a tough market is your own investment professional. This is the person who may have the best understanding of your financial goals and your unique financial situation. In our view, the Web is incredible at delivering information, but it cannot take the place of an investment professional working with you to incorporate that information into a long-range financial plan -- a plan that may help you weather market volatility and help you work toward reaching your own financial goals.

To a large degree, the MFS Web site is about preparing you to have a deeper dialogue with your investment professional. We believe that if we can help you "do your homework," you'll be able to spend less time with your investment professional simply getting information and more time creating a financial plan and making investment decisions.

On a final note, we want to assure you that our commitment to the Internet does not signal a lessening of our commitment to other forms of communication. If you're not yet connected to the Web, rest assured that we will continue to strive to deliver outstanding communications in print and on the phone, as well as electronically. We hope, however, that as we continue to improve our site, we will give you more and more incentive to take advantage of the opportunities that the Web offers investors.

For some time, I've ended my letters to you by saying that we appreciate your confidence in MFS and welcome any questions or comments you may have. With the relaunched WWW.MFS.COM, there is now an easy way for you to e-mail us those questions or comments and receive a reply. Simply click on "Contact Us" at the top of our homepage. We look forward to hearing from you.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    March 15, 2001

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Toni Y. Shimura]
     Toni Y. Shimura

For the six months ended February 28, 2001, Class A shares of the fund provided a total return of -38.54%, Class B shares -38.74%, Class C shares -38.70%, and Class I shares -38.43%. These returns include the reinvestment of dividends and capital gains distributions but exclude the effects of any sales charges and compare to a -17.84% return over the same period for the fund's benchmark, Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance. During the same period, the average large-cap growth fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -33.33%.

Q.  WHAT FACTORS CONTRIBUTED TO RECENT PERFORMANCE?

A. Late in 2000, we recognized that business had slowed sharply for many of the growth companies that we owned, thus putting earnings at risk. Based on our belief that stock prices follow earnings, we tried to avoid the effects of an earnings meltdown by moving to a more-defensive portfolio. We reduced holdings in television and radio broadcasting and in emerging telecommunications companies that depend on high-yield debt markets for their funding. We also repositioned the portfolio into more-defensive stocks in health care, in financial companies that we felt would benefit from an eventual Federal Reserve Board (the Fed) interest rate cut, in independent power producers that could benefit from the strong demand for electricity, and in other historically steady earners such as food and beverage stocks.

    This more-defensive positioning helped us avoid some of the worst of the NASDAQ decline in December, but coming into the beginning of the year it hurt performance. In January, the Fed cut interest rates surprisingly early. In response, we rebuilt our holdings in many of the sectors in which we would traditionally invest, such as technology, telecommunications, media, entertainment, and retail in order to benefit from the Fed's attempt to stimulate the economy. This did take us some time, however, so we weren't as well positioned as we would have liked by the end of the period.

    We continued to see weaker-than-expected earnings reported in February, which caused difficulties for many technology, telecommunications, and entertainment companies. To us, this was clearly reflective of the weakening in the U.S. business economy.

Q.  HOW HAVE YOU POSITIONED THE FUND, GIVEN RECENT MARKET VOLATILITY?

A. As the outlook for information technology spending slowed, we trimmed our technology positions. At the end of the period, we had about a 25% weighting in technology, which was significantly lower than what we have held historically. We still have some questions about the future growth rates and earnings for many technology companies, so we didn't want to significantly overweight this sector.

    In periods of slowing growth, such as the one we've been experiencing, valuations take on much more importance, so we have looked for growth at a more reasonable price. As a result, we've focused on purchasing good companies at what we feel are attractive valuations in many segments of the market. We want to own companies that we think will have recovering earnings in 2002. We believe these may include many cyclical growth companies in retail, entertainment and advertising, autos and housing, more cyclical technology stocks such as semiconductors, and semiconductor capital equipment. Although looking for lower valuations could be viewed as defensive, we think this is prudent in an environment where very-high-growth companies have experienced difficulties.

Q.  WHERE HAVE YOU FOUND THE BEST INVESTMENT OPPORTUNITIES LATELY?

A. We believe there have been attractive opportunities among companies that have been helping to alleviate the current energy crisis in California. In our opinion, there have been quite a few interesting stocks with appealing valuations. Some examples include independent power producers like Calpine; natural gas exploration companies, such as Noble Drilling; engineering and construction companies, such as Jacobs Engineering, that may build new electric plants; coal companies, such as Arch Coal, providing fuel for half of the country's electric plants; and railroads, such as Union Pacific and CSX, that transport the coal.

    Among our financial services holdings, we did well with CIT, a specialty finance company acquired by Tyco. Generally, we try to own financial services companies that we believe may benefit not only from lower interest rates, but also from the potential revival in consumer spending and corporate profits that we foresee in 2002.

Q.  HAVE FALLING STOCK PRICES CREATED MORE ATTRACTIVE VALUATIONS?

A. Yes. In fact, the last time valuations in technology stocks were this low was during the Asian crisis in 1998. However, though we have seen what we feel are better valuations, we've also experienced very different conditions of late. In 1998, the lower valuations were due to global financial problems. At that time, the Fed cut rates and the stock market responded very positively. Recently, we've experienced more of a widespread economic problem, so in addition to Fed rate cuts, we feel we need to see improving earnings in order for stocks to advance.

Q. WHAT IS YOUR OUTLOOK GOING FORWARD, AND HOW IS THAT REFLECTED IN YOUR INVESTMENT STRATEGY?

A. We believe we're still in for some volatile times in which further market lows may occur. Technology may no longer be the leader of the market as it has been in the past. In fact, we cannot predict that growth rates will return to the levels investors previously expected. For this reason, we have a very diversified portfolio, and we plan to own many other companies outside of technology that we believe offer good growth prospects at attractive valuations.

    We expect this to be a stockpicker's market, where individual names that have offered true value to shareholders will do well. We also think this may be a much better market for small- and mid-cap stocks, due to their faster earnings growth and more attractive valuations. Because the fund is very flexible, we can take advantage of these opportunities as we see them. We believe the aftereffects of difficult first quarter earnings reports may have created even more attractive buying opportunities. We have positioned the portfolio with some cash available to try to take advantage of these potential opportunities very quickly.

    We are optimistic about aggressive growth stocks and U.S. markets in the future. We feel that the combination of very positive monetary policy (lower interest rates) and potentially positive fiscal policy (lower taxes) will help support a recovery in corporate profits and increase consumer spending; although past performance is no guarantee of future results, history has shown that Fed rate cuts have tended to reinvigorate the economy. In addition, valuations have come down to what we feel are attractive levels. All of these factors may help create what we view as an improving outlook for growth stocks. We feel we will be able to continue to identify what we believe are attractive growth stocks in the U.S. and international markets, and we are optimistic about future economic trends.

/s/ Toni Y. Shimura

    Toni Y. Shimura
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

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   PORTFOLIO MANAGER'S PROFILE
-------------------------------------------------------------------------------

   TONI Y. SHIMURA IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND PORTFOLIO MANAGER OF THE MANAGED SECTORS PORTFOLIOS OF OUR MUTUAL FUNDS AND VARIABLE ANNUITIES. TONI JOINED MFS IN 1987 AS A RESEARCH ANALYST. SHE WAS NAMED VICE PRESIDENT IN 1992, PORTFOLIO MANAGER IN 1993, AND SENIOR VICE PRESIDENT IN 1999. SHE IS A GRADUATE OF WELLESLEY COLLEGE AND MIT'S SLOAN SCHOOL OF MANAGEMENT.

   ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

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This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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   FUND FACTS
-------------------------------------------------------------------------------

  OBJECTIVE:                SEEKS TO PROVIDE CAPITAL APPRECIATION.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:    DECEMBER 29, 1986

  CLASS INCEPTION:          CLASS A  SEPTEMBER 20, 1993
                            CLASS B  DECEMBER 29, 1986
                            CLASS C  JUNE 1, 2000
                            CLASS I  JANUARY 2, 1997

  SIZE:                     $493.8 MILLION NET ASSETS AS OF FEBRUARY 28, 2001

-------------------------------------------------------------------------------

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH FEBRUARY 28, 2001

CLASS A
                                          6 Months        1 Year       3 Years       5 Years        10 Years
------------------------------------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge                   -38.54%       -47.31%       +18.51%       +78.62%        +260.05%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge                     --          -47.31%       + 5.83%       +12.30%        + 13.67%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Including Sales Charge                     --          -50.34%       + 3.76%       +10.98%        + 13.00%
------------------------------------------------------------------------------------------------------------

CLASS B
                                          6 Months        1 Year       3 Years       5 Years        10 Years
------------------------------------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge                   -38.74%       -47.66%       +16.17%       +72.78%        +244.19%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge                     --          -47.66%       + 5.12%       +11.56%        + 13.16%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Including Sales Charge                     --          -49.36%       + 4.44%       +11.35%        + 13.16%
------------------------------------------------------------------------------------------------------------

CLASS C
                                          6 Months        1 Year       3 Years       5 Years        10 Years
------------------------------------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge                   -38.70%       -47.57%       +16.36%       +73.07%        +244.76%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge                     --          -47.57%       + 5.18%       +11.59%        + 13.18%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Including Sales Charge                     --          -47.99%       + 5.18%       +11.59%        + 13.18%
------------------------------------------------------------------------------------------------------------

CLASS I
                                          6 Months        1 Year       3 Years       5 Years        10 Years
------------------------------------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge                   -38.43%       -47.12%       +19.77%       +80.27%        +259.10%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge                     --          -47.12%       + 6.20%       +12.51%        + 13.64%
------------------------------------------------------------------------------------------------------------

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are available only to certain institutional investors.

Class A, C, and I share performance includes the performance of the fund's Class B shares for the periods prior to their inception (blended performance). Class A blended performance has been adjusted to take into account the initial sales charge applicable to Class A shares rather than the CDSC applicable to Class B. Class C blended performance has been adjusted to take into account the lower CDSC applicable to Class C shares. Class I blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and Class C shares are approximately the same, the blended Class C share performance is approximately the same as it would have been had Class C shares been offered for the entire period. Because operating expenses for Class A and I shares are lower than those of Class B shares, the blended Class A and I share performance is lower than it would have been had Class A and I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT www.mfs.com FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign and emerging market securities may be unfavorably affected by interest rate and currency exchange rate changes, as well as by market, economic, and political conditions of the countries where the investments are made. There may be greater returns but also greater risk than with U.S. investments. These risks may increase share price volatility. See the prospectus for details.

The portfolio may focus on certain sectors, thereby increasing its vulnerability to any single economic, political, or regulatory developments. These risks may increase share price volatility. See the prospectus for details.

This portfolio is nondiversified and has more risk than one that is diversified. The portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF FEBRUARY 28, 2001

FIVE LARGEST STOCK SECTORS

                TECHNOLOGY                        25.6%
                FINANCIAL SERVICES                18.5%
                HEALTH CARE                       12.9%
                RETAILING                         11.1%
                LEISURE                            8.5%

TOP 10 STOCK HOLDINGS

TYCO INTERNATIONAL LTD.  2.9%                            CALPINE CORP.  2.1%
Security systems, packaging, and electronic              Independent power company
equipment conglomerate
                                                         PFIZER, INC.  2.0%
MICROSOFT CORP.  2.6%                                    Pharmaceutical products company
Computer software and systems company
                                                         PHILIP MORRIS COS., INC.  1.8%
CITIGROUP, INC.  2.4%                                    Tobacco, food, and beverage conglomerate
Diversified financial services company
                                                         SAFEWAY, INC.  1.7%
CISCO SYSTEMS, INC.  2.3%                                Grocery store chain
Computer network developer
                                                         UNITED TECHNOLOGIES CORP.  1.7%
CaRDINAL HEALTH, INC.  2.2%                              Aerospace, defense, and building equipment
Provider of products and services to health care         company
providers and manufacturers

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) --  February 28, 2001

Stocks - 82.8%
--------------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES                    VALUE
--------------------------------------------------------------------------------------------------------
Automotive - 0.5%
  Daimler Chrysler Ag Stuttgart (Germany)                                21,500             $  1,053,930
  Harley-Davidson, Inc.                                                  32,600                1,413,210
                                                                                            ------------
                                                                                            $  2,467,140
--------------------------------------------------------------------------------------------------------
Consumer Goods and Services - 2.0%
  Performance Food Group, Co.*                                           10,600             $    561,800
  Philip Morris Cos., Inc.                                              153,600                7,400,448
  Quaker Oats Co.                                                         3,100                  302,312
  Sysco Corp.                                                            56,300                1,534,738
                                                                                            ------------
                                                                                            $  9,799,298
--------------------------------------------------------------------------------------------------------
Energy - 3.4%
  Arch Coal Inc.                                                         26,200             $    617,010
  Baker Hughes, Inc.                                                     53,200                2,085,440
  BJ Services Co.*                                                       32,400                2,462,400
  EOG Resources, Inc.                                                    14,800                  645,280
  Global Marine, Inc.*                                                  123,400                3,542,814
  Halliburton Co.                                                        38,800                1,545,016
  Noble Drilling Corp.*                                                  27,300                1,270,815
  Transocean Sedco Forex, Inc.                                           54,700                2,632,711
  Weatherford International, Inc.*                                       36,300                1,888,689
                                                                                            ------------
                                                                                            $ 16,690,175
--------------------------------------------------------------------------------------------------------
Financial Services - 15.3%
  AFLAC, Inc.                                                            72,000             $  4,331,520
  Allstate Corp.                                                         19,300                  769,298
  American International Group, Inc.                                     75,700                6,192,260
  BB&T Corp.                                                              8,100                  292,653
  Bear Stearns Cos., Inc.                                                 7,900                  412,222
  Capital One Financial Corp.                                            13,500                  745,875
  Citigroup, Inc.                                                       201,800                9,924,524
  Comerica, Inc.                                                         62,100                3,952,665
  Fannie Mae                                                             30,700                2,446,790
  Fifth Third Bancorp                                                    11,200                  602,700
  FleetBoston Financial Corp.                                            22,400                  924,000
  Franklin Resources, Inc.                                               25,500                1,064,370
  Freddie Mac                                                            91,800                6,045,030
  Gallagher (Arthur J.) & Co.                                            13,000                  331,890
  Golden West Financial Corp.                                            18,800                1,031,180
  Goldman Sachs Group, Inc.                                              13,000                1,192,750
  Household International, Inc.                                          51,600                2,988,672
  Investment Technology Group*                                            5,300                  272,950
  J. P. Morgan Chase & Co.                                               29,900                1,395,134
  John Hancock Financial Services, Inc.                                  46,400                1,596,160
  Lehman Brothers Holdings, Inc.                                         32,800                2,251,720
  Mellon Financial Corp.                                                 94,500                4,376,295
  Merrill Lynch & Co., Inc.                                              49,400                2,959,060
  Morgan Stanley Dean Witter & Co.                                       30,300                1,973,439
  Northern Trust Corp.                                                      900                   64,012
  PNC Financial Services Group Co.                                       73,200                5,087,400
  Providian Financial Corp.                                              30,300                1,515,303
  Synovus Financial Corp.                                                22,700                  631,514
  The St. Paul Cos., Inc.                                                42,000                1,944,180
  UnumProvident Corp.                                                    33,700                  881,929
  USA Education, Inc.                                                    45,800                3,321,874
  Washington Mutual, Inc.                                                37,900                1,946,923
  Wells Fargo Co.                                                        35,800                1,777,112
  Xl Capital Ltd. (United Kingdom)                                        7,200                  547,272
                                                                                            ------------
                                                                                            $ 75,790,676
--------------------------------------------------------------------------------------------------------
Healthcare - 10.7%
  Allergan, Inc.                                                         38,600             $  3,356,270
  Alza Corp.*                                                           125,200                4,951,660
  Andrx Group*                                                           54,600                3,126,703
  Applera Corp. - Applied Biosystems Group                               61,950                4,280,745
  Biovail Corp. (Canada)*                                                21,900                1,010,685
  Bristol-Myers Squibb Co.                                               47,200                2,992,952
  Cardinal Health, Inc.                                                  89,800                9,114,700
  Guidant Corp.*                                                         24,300                1,238,571
  HCA-The Healthcare Co.                                                 55,600                2,201,760
  Illumina Inc.*                                                         22,540                  338,100
  Laboratory Corporation of America Holdings*                            10,300                1,653,150
  McKesson HBOC, Inc.                                                    21,000                  610,680
  Pfizer, Inc.                                                          182,300                8,203,500
  Pharmacia Corp.                                                         5,300                  274,010
  Quest Diagnostics, Inc.*                                                1,700                  179,180
  Sepracor, Inc.*                                                         7,300                  379,144
  Serono S.A., ADR (Switzerland)*                                        85,530                1,737,969
  Specialty Laboratories Inc.*                                           24,400                  669,780
  Stryker Corp.                                                           5,800                  325,670
  Tenet Healthcare Corp.*                                                33,000                1,522,290
  Teva Pharmaceutical Industries Ltd. (Israel)                           11,500                  733,125
  Waters Corp.*                                                           8,400                  553,224
  Watson Pharmaceuticals, Inc.*                                          59,900                3,324,450
                                                                                            ------------
                                                                                            $ 52,778,318
--------------------------------------------------------------------------------------------------------
Housing - 0.3%
  Stanley Works                                                          43,500             $  1,513,800
--------------------------------------------------------------------------------------------------------
Industrial - 3.3%
  American Standard Cos., Inc.*                                          16,700             $    945,721
  Caterpillar, Inc.                                                      19,200                  798,720
  Danaher Corp.                                                           7,700                  488,488
  Deere & Co., Inc.                                                      27,500                1,119,250
  Empresa Brasileira de Aeronautica S.A., ADR (Brazil)                      300                   11,400
  General Dynamics Corp.                                                 48,600                3,313,548
  Goodrich (B.F.) Co.                                                    17,800                  719,832
  Jacobs Engineering Group Inc.*                                         13,600                  765,136
  Leica Geosystems AG (Mexico)*                                             820                  233,523
  Northrop Grumman Corp.                                                  9,800                  920,710
  United Technologies Corp.                                              86,700                6,754,797
                                                                                            ------------
                                                                                            $ 16,071,125
--------------------------------------------------------------------------------------------------------
Leisure - 7.0%
  Adelphia Communications Corp., "A"*                                     6,210             $    246,459
  AOL Time Warner, Inc.*                                                 98,700                4,345,761
  Callaway Golf Co.                                                      21,500                  517,075
  Carnival Corp.                                                         39,900                1,330,266
  Charter Communications, Inc.*                                         113,400                2,423,925
  Clear Channel Communications, Inc.*                                    95,000                5,429,250
  Comcast Corp., "A"*                                                    86,200                3,733,538
  Entercom Communications Corp.*                                          6,200                  252,650
  Fox Entertainment Group, Inc.*                                         69,700                1,665,830
  Harrah's Entertainment, Inc.*                                          58,900                1,827,078
  Interpublic Group of Cos, Inc.                                          6,400                  240,640
  Marriott International, Inc., "A"                                      25,500                1,088,340
  New York Times Co.                                                     21,200                  937,040
  Royal Caribbean Cruises Ltd.                                           16,300                  460,475
  Six Flags, Inc.*                                                       57,300                1,237,107
  Starwood Hotels & Resorts Co.                                          37,500                1,308,750
  Viacom, Inc., "B"*                                                    115,600                5,745,320
  Walt Disney Co.                                                        63,000                1,949,850
                                                                                            ------------
                                                                                            $ 34,739,354
--------------------------------------------------------------------------------------------------------
Metals and Minerals - 0.2%
  Alcoa, Inc.                                                            26,600             $    951,216
--------------------------------------------------------------------------------------------------------
Retail - 9.2%
  Abercrombie & Fitch Co.*                                               35,000             $    992,600
  American Eagle Outfitters Inc.*                                        25,650                  892,941
  Bed Bath & Beyond, Inc.*                                               48,700                1,199,237
  Coach Inc.*                                                             8,200                  247,148
  Costco Wholesale Corp.*                                                82,200                3,431,850
  CVS Corp.                                                              81,800                4,989,800
  Gap, Inc.                                                              84,600                2,304,504
  Home Depot, Inc.                                                      117,000                4,972,500
  Jones Apparel Group Inc.*                                              23,900                  917,760
  Kroger Co.*                                                           121,700                2,950,008
  Lowe's Cos., Inc.                                                      39,500                2,207,260
  May Department Stores Co.                                              24,600                  973,914
  Nautica Enterprises Inc.                                               38,600                  709,275
  Nike, Inc., "B"                                                        27,200                1,062,160
  Polo Ralph Lauren Corp.*                                                8,400                  246,120
  RadioShack Corp.                                                       59,905                2,563,934
  Safeway, Inc.*                                                        130,700                7,098,317
  Staples, Inc.*                                                         67,000                  996,625
  Target Corp.                                                           31,700                1,236,300
  TJX Cos., Inc.                                                         29,200                  892,936
  Tommy Hilfiger Corp.*                                                  50,400                  766,080
  Wal-Mart Stores, Inc.                                                  76,600                3,836,894
                                                                                            ------------
                                                                                            $ 45,488,163
--------------------------------------------------------------------------------------------------------
Technology - 21.3%
  Advanced Micro Devices, Inc.*                                          89,300             $  1,919,950
  Agilent Technologies, Inc.*                                             5,500                  198,000
  Altera Corp.*                                                          31,200                  721,500
  Amdocs Ltd.*                                                           14,300                  929,643
  Analog Devices, Inc.*                                                  12,100                  451,330
  Applied Materials, Inc.*                                               53,300                2,251,925
  Art Technology Group, Inc.*                                             2,100                   51,056
  Atmel Corp.*                                                            1,900                   19,950
  BEA Systems, Inc.*                                                      6,500                  249,438
  Brocade Communications Systems, Inc.*                                   9,500                  368,719
  Brooks Automation, Inc.*                                               10,700                  369,150
  Celestica Inc. (Canada)*                                               43,800                2,146,200
  Check Point Software Technologies Ltd. (Israel)*                       98,600                6,322,725
  CIENA Corp.*                                                           35,300                2,371,719
  Cisco Systems, Inc.*                                                  397,500                9,415,781
  Citrix Systems, Inc.*                                                  33,100                  860,600
  Compaq Computer Corp.                                                 188,700                3,811,740
  Computer Network Technology Corp.*                                     32,000                  394,000
  Comverse Technology, Inc.*                                             78,850                5,908,822
  Dell Computer Corp.*                                                  261,000                5,709,375
  EMC Corp.*                                                            167,000                6,639,920
  Extreme Networks, Inc.*                                                17,500                  395,664
  Flextronics International Ltd.*                                       167,200                4,430,800
  Hewlett-Packard Co.                                                    17,300                  499,105
  Intel Corp.                                                           163,600                4,672,825
  International Business Machines Corp.                                  63,500                6,343,650
  JDS Uniphase Corp.*                                                    21,900                  585,825
  KLA-Tencor Corp.*                                                      41,700                1,490,775
  Lam Research Corp.*                                                   100,000                2,150,000
  Lexmark International Group, Inc.*                                     11,600                  603,200
  Maxim Integrated Products, Inc.*                                       25,800                1,190,025
  Micron Technology, Inc.*                                              185,200                6,337,544
  Microsoft Corp.*                                                      177,700               10,484,300
  Minnesota Mining & Manufacturing Co.                                    7,900                  890,725
  Motorola, Inc.                                                         16,400                  248,788
  Novellus Systems, Inc.*                                                52,600                2,031,675
  Oracle Corp.*                                                         196,700                3,737,300
  Photronics, Inc.*                                                      12,300                  387,450
  Sanmina Corp.*                                                         10,500                  313,031
  Sonus Networks, Inc.*                                                   3,600                  100,575
  Synopsys, Inc.*                                                        26,100                1,417,556
  Teradyne, Inc.*                                                         6,400                  199,872
  VERITAS Software Corp.*                                                74,000                4,805,375
  Xilinx, Inc.*                                                          26,200                1,018,525
                                                                                            ------------
                                                                                            $105,446,128
--------------------------------------------------------------------------------------------------------
Transportation - 0.6%
  CNF Transportation, Inc.                                                8,200             $    283,228
  CSX Corp.                                                              32,800                1,096,832
  Grupo Aeroportuario del Sureste S.A. de C.V., ADR (Mexico)*            27,300                  494,949
  Union Pacific Corp.                                                    18,800                1,032,872
                                                                                            ------------
                                                                                            $  2,907,881
--------------------------------------------------------------------------------------------------------
Utilities - 6.3%
  AES Corp.*                                                            122,600             $  6,616,722
  Calpine Corp.*                                                        191,700                8,528,733
  Dynegy, Inc.                                                           21,700                1,019,900
  El Paso Corp.                                                          90,667                6,373,890
  McLeodUSA, Inc., "A"*                                                  20,500                  269,063
  NEXTEL Communications, Inc.*                                           14,700                  353,719
  NTL, Inc.*                                                             23,600                  613,364
  Orion Power Holdings, Inc.*                                            16,900                  421,655
  Qwest Communications International, Inc.*                              30,500                1,127,585
  Sprint Corp. (PCS Group)*                                             132,900                3,346,422
  Time Warner Telecom, Inc.*                                              9,100                  588,657
  Williams Cos., Inc.                                                    28,000                1,167,600
  XO Communications, Inc.*                                               42,200                  627,725
                                                                                            ------------
                                                                                            $ 31,055,035
--------------------------------------------------------------------------------------------------------
Other - 2.7%
  Automatic Data Processing, Inc.                                         6,200             $    365,800
  Electronic Data Systems Corp.                                          11,800                  753,194
  First Data Corp.                                                        4,100                  253,216
  Tyco International Ltd.                                               218,000               11,913,700
                                                                                            ------------
                                                                                            $ 13,285,910
--------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $428,665,224)                                                $408,984,219
--------------------------------------------------------------------------------------------------------

Warrants
--------------------------------------------------------------------------------------------------------
U.S. Stocks
  Acclaim Entertainment, Inc.* (Identified Cost, $0)                     14,732             $      3,683
--------------------------------------------------------------------------------------------------------

Short-Term Obligations - 9.3%
--------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
--------------------------------------------------------------------------------------------------------
  Bank of America Corp., due 3/01/01                                   $  3,544             $  3,544,000
  Dow Chemical Co., due 3/01/01                                           5,527                5,527,000
  Gannett, Inc., due 3/01/01                                              1,498                1,498,000
  General Electric Capital Corp., due 3/01/01                            11,763               11,763,000
  Gillette Co., due 3/01/01                                               8,833                8,833,000
  Prudential Funding Corp., due 3/01/01                                   1,958                1,958,000
  American General Finance Corp., due 3/01/01                               942                  942,000
  Cargill, Inc., due 3/01/01                                                422                  422,000
  Citicorp, due 3/01/01                                                   1,025                1,025,000
  IBM Credit Corp., due 3/01/01                                           3,700                3,700,000
  McDonalds Corp., due 3/01/01                                            5,142                5,142,000
  The Home Depot, Inc., due 3/01/01                                       1,694                1,694,000
--------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                             $ 46,048,000
--------------------------------------------------------------------------------------------------------

Repurchase Agreement - 9.4%
--------------------------------------------------------------------------------------------------------
  Merrill Lynch, dated 2/28/2001 due 3/01/2001, to be
    received $46,283,018.53 (secured by various U.S.
    Treasury obligations), at Cost                                     $ 46,276             $ 46,276,000
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $520,989,224)                                           $501,311,902

Other Assets, Less Liabilities - (1.5)%                                                       (7,471,861)
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                         $493,840,041
--------------------------------------------------------------------------------------------------------

* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
FEBRUARY 28, 2001
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $520,989,224)            $501,311,902
  Cash                                                                      780
  Receivable for fund shares sold                                       246,119
  Receivable for investments sold                                    13,056,104
  Interest and dividends receivable                                     164,594
  Other assets                                                            5,163
                                                                   ------------
      Total assets                                                 $514,784,662
                                                                   ------------
Liabilities:
  Payable for fund shares reacquired                               $  1,143,268
  Payable for investments purchased                                  19,662,403
  Payable to affiliates -
    Management fee                                                       10,338
    Shareholder servicing agent fee                                       1,378
    Distribution and service fee                                          7,178
    Administrative fee                                                      241
  Accrued expenses and other liabilities                                119,815
                                                                   ------------
      Total liabilities                                            $ 20,944,621
                                                                   ------------
Net assets                                                         $493,840,041
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $643,276,680
  Unrealized depreciation on investments and translation
    of assets and liabilities in foreign currencies                 (19,677,292)
  Accumulated undistributed net realized loss on
    investments and foreign currency transactions                  (127,766,765)
  Accumulated net investment loss                                    (1,992,582)
                                                                   ------------
      Total                                                        $493,840,041
                                                                   ============
Shares of beneficial interest outstanding                           46,269,142
                                                                    ==========

Class A shares:
  Net asset value per share
    (net assets of $358,555,333 / 33,693,116 shares of
      beneficial interest outstanding)                                $10.64
                                                                      ======
  Offering price per share (100 / 94.25 of net asset value
    per share)                                                        $11.29
                                                                      ======

Class B shares:
  Net asset value and offering price per share
    (net assets of $130,161,968 / 12,095,415 shares of
      beneficial interest outstanding)                                $10.76
                                                                      ======

Class C shares:
  Net asset value and offering price per share
    (net assets of $1,745,735 / 164,093 shares of beneficial
      interest outstanding)                                           $10.64
                                                                      ======

Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $3,377,005 / 316,518 shares of beneficial
      interest outstanding)                                           $10.67
                                                                      ======


On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B and Class C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED FEBRUARY 28, 2001
-------------------------------------------------------------------------------
Net investment loss:
  Income -
    Interest                                                      $   1,479,517
    Dividends                                                         1,624,150
    Foreign taxes withheld                                               (3,506)
                                                                  -------------
      Total investment income                                     $   3,100,161
                                                                  -------------
  Expenses -
    Management fee                                                $   2,517,518
    Trustees' compensation                                               20,696
    Shareholder servicing agent fee                                     335,669
    Distribution and service fee (Class A)                              835,597
    Distribution and service fee (Class B)                              935,815
    Distribution and service fee (Class C)                                8,257
    Administrative fee                                                   41,200
    Custodian fee                                                       107,861
    Printing                                                             37,879
    Postage                                                              46,503
    Auditing fees                                                        17,110
    Legal fees                                                            2,358
    Miscellaneous                                                       141,280
                                                                  -------------
      Total expenses                                              $   5,047,743
    Fees paid indirectly                                                (35,309)
                                                                  -------------
      Net expenses                                                $   5,012,434
                                                                  -------------
        Net investment loss                                       $  (1,912,273)
                                                                  -------------
Realized and unrealized loss on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                       $(105,860,685)
    Foreign currency transactions                                       (27,811)
                                                                  -------------
      Net realized loss on investments and foreign currency
        transactions                                              $(105,888,496)
                                                                  -------------
  Change in unrealized depreciation -
    Investments                                                   $(212,944,366)
    Translation of assets and liabilities in foreign currencies          (1,445)
                                                                  -------------
      Net unrealized loss on investments and foreign currency
        translation                                               $(212,945,811)
                                                                  -------------
        Net realized and unrealized loss on investments and
          foreign currency                                        $(318,834,307)
                                                                  -------------
          Decrease in net assets from operations                  $(320,746,580)
                                                                  =============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------------
                                                           SIX MONTHS ENDING                   YEAR ENDING
                                                           FEBRUARY 28, 2001               AUGUST 31, 2000
                                                                 (UNAUDITED)
----------------------------------------------------------------------------------------------------------
Increase in net assets:
From operations -
  Net investment loss                                          $  (1,912,273)                 $ (5,321,639)
  Net realized gain (loss) on investments and foreign
    currency transactions                                       (105,888,496)                  151,723,211
  Net unrealized gain (loss) on investments and
    foreign currency translation                                (212,945,811)                  122,383,943
                                                               -------------                  ------------
      Increase (decrease) in net assets from operations        $(320,746,580)                 $268,785,515
                                                               -------------                  ------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions (Class A)                            $ (92,770,914)                 $(47,098,386)
  From net realized gain on investments and foreign
    currency transactions (Class B)                              (34,495,586)                  (17,392,872)
  From net realized gain on investments and foreign
    currency transactions (Class C)                                 (384,732)                         --
  From net realized gain on investments and foreign
    currency transactions (Class I)                               (1,012,493)                     (494,336)
                                                               -------------                  ------------
      Total distributions declared to shareholders             $(128,663,725)                 $(64,985,594)
                                                               -------------                  ------------
Net increase in net assets from fund share transactions        $  91,859,125                  $190,933,818
                                                               -------------                  ------------
      Total increase (decrease) in net assets                  $(357,551,180)                 $394,733,739
Net assets:
  At beginning of period                                         851,391,221                   456,657,482
                                                               -------------                  ------------
  At end of period (including accumulated net investment
    loss of $1,992,582 and $80,309, respectively)              $ 493,840,041                  $851,391,221
                                                               =============                  ============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
-------------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED AUGUST 31,
                            SIX MONTHS ENDED        ---------------------------------------------------------------------------
                           FEBRUARY 28, 2001              2000             1999             1998            1997           1996
                                 (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
                                     CLASS A
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of
  period                              $21.45            $14.95           $11.06           $16.81          $13.16         $15.55
                                      ------            ------           ------           ------          ------         ------
Income from investment operations# -
  Net investment loss                 $(0.03)           $(0.11)          $(0.08)          $(0.12)         $(0.13)        $(0.08)
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency               (7.25)             8.73             5.72            (2.49)           5.46           0.58
                                      ------            ------           ------           ------          ------         ------
    Total from investment
      operations                      $(7.28)           $ 8.62           $ 5.64           $(2.61)         $ 5.33         $ 0.50
                                      ------            ------           ------           ------          ------         ------
Less distributions declared to
  shareholders from net
  realized gain on investments
  and foreign currency
  transactions                        $(3.53)           $(2.12)          $(1.75)          $(3.14)         $(1.68)        $(2.89)
                                      ------            ------           ------           ------          ------         ------
Net asset value - end of period       $10.64            $21.45           $14.95           $11.06          $16.81         $13.16
                                      ======            ======           ======           ======          ======         ======
Total return(+)                       (38.54)%++         60.26%           54.92%          (18.04)%         43.92%          3.92%
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                            1.32%+            1.32%            1.36%            1.38%           1.43%          1.43%
  Net investment loss                  (0.39)%+          (0.56)%          (0.57)%          (0.79)%         (0.93)%        (0.56)%
Portfolio turnover                       169%              495%             334%             112%             96%           117%
Net assets at end of period
  (000 Omitted)                     $358,555          $600,531         $326,805         $227,348        $288,227       $207,504

  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

-------------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED AUGUST 31,
                            SIX MONTHS ENDED        ---------------------------------------------------------------------------
                           FEBRUARY 28, 2001              2000             1999             1998            1997           1996
                                 (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
                                     CLASS B
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of
  period                              $21.55            $15.04           $11.08           $16.81          $13.14         $15.46
                                      ------            ------           ------           ------          ------         ------
Income from investment operations# -
  Net investment loss                 $(0.08)           $(0.24)          $(0.17)          $(0.22)         $(0.23)        $(0.18)
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency               (7.49)             8.78             5.75            (2.48)           5.47           0.58
                                      ------            ------           ------           ------          ------         ------
    Total from investment
      operations                      $(7.57)           $ 8.54           $ 5.58           $(2.70)         $ 5.24         $ 0.40
                                      ------            ------           ------           ------          ------         ------
Less distributions declared to
  shareholders from net
  realized gain on investments
  and foreign currency
  transactions                        $(3.22)           $(2.03)          $(1.62)          $(3.03)         $(1.57)        $(2.72)
                                      ------            ------           ------           ------          ------         ------
Net asset value - end of period       $10.76            $21.55           $15.04           $11.08          $16.81         $13.14
                                      ======            ======           ======           ======          ======         ======
Total return                          (38.74)%++         59.15%           53.89%          (18.52)%         42.95%          3.17%
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                            1.97%+            1.97%            2.01%            2.02%           2.11%          2.15%
  Net investment loss                  (1.04)%+          (1.20)%          (1.22)%          (1.43)%         (1.60)%        (1.27)%
Portfolio turnover                       169%              495%             334%             112%             96%           117%
Net assets at end of period
  (000 Omitted)                     $130,162          $243,420         $127,024          $97,682        $157,052       $129,858

 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------
                                                               SIX MONTHS ENDED               PERIOD ENDED
                                                              FEBRUARY 28, 2001           AUGUST 31, 2000*
                                                                    (UNAUDITED)
----------------------------------------------------------------------------------------------------------
                                                                        CLASS C
----------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                   $ 21.57                     $19.62
                                                                        -------                     ------
Income from investment operations# -
  Net investment loss                                                    $(0.07)                    $(0.08)
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                      (7.45)                      2.03
                                                                        -------                     ------
      Total from investment operations                                   $(7.52)                    $ 1.95
                                                                        -------                     ------
Less distributions declared to shareholders from net realized gain
  on investments and foreign currency transactions                       $(3.41)                    $ --
                                                                        -------                     ------
Net asset value - end of period                                         $ 10.64                     $21.57
                                                                        =======                     ======
Total return                                                             (38.70)%++                  59.30%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                               1.97%+                     1.97%+
  Net investment loss                                                     (0.95)%+                   (1.53)%+
Portfolio turnover                                                          169%                       495%
Net assets at end of period (000 Omitted)                                $1,746                     $1,022
 * For the period from the inception of Class C shares, June 1, 2000, through August 31, 2000.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED AUGUST 31,                    PERIOD ENDED
                                      SIX MONTHS ENDED        ------------------------------------------           AUGUST 31,
                                     FEBRUARY 28, 2001              2000            1999            1998                1997*
                                           (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                                               CLASS I
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period           $21.54            $14.99          $11.10          $16.86               $13.18
                                                ------            ------          ------          ------               ------
Income from investment operations# -
  Net investment loss                           $(0.00)**         $(0.04)         $(0.03)         $(0.07)              $(0.07)
  Net realized and unrealized gain (loss)
    on investments and foreign currency          (7.45)             8.76            5.72           (2.50)                3.75
                                                ------            ------          ------          ------               ------
      Total from investment operations          $(7.45)           $ 8.72          $ 5.69          $(2.57)              $ 3.68
                                                ------            ------          ------          ------               ------
Less distributions declared to
  shareholders from net realized gain on
  investments and foreign currency
  transactions                                  $(3.42)           $(2.17)         $(1.80)         $(3.19)              $ --
                                                ------            ------          ------          ------               ------
Net asset value - end of period                 $10.67            $21.54          $14.99          $11.10               $16.86
                                                ======            ======          ======          ======               ======
Total return                                    (38.43)%++         60.76%          55.45%         (17.72)%              27.92%++
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                                      0.97%+            0.97%           1.01%           1.02%                1.07%+
  Net investment loss                            (0.04)%+          (0.21)%         (0.21)%         (0.44)%              (0.65)%+
Portfolio turnover                                 169%              495%            334%            112%                  96%
Net assets at end of period
  (000 Omitted)                                 $3,377            $6,418          $2,829          $1,756               $2,349
 * For the period from the inception of Class I shares, January 2, 1997, through August 31, 1997.
** Per share data was less than $0.01.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Managed Sectors Fund (the fund) is a non-diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street") and Chase Manhattan Bank ("Chase"), as lending agents, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provide the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At February 28, 2001, the value of securities loaned was $1,053,930. These loans were collateralized by U.S. Treasury securities of $1,252,194.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. Management does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $26,014 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's custodian fees were reduced by $9,295 under this agreement. These amounts are shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund's average daily net assets.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $8,573 for the six months ended February 28, 2001.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $36,811 for the six months ended February 28, 2001, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $50,832 for the six months ended February 28, 2001. Fees incurred under the distribution plan during the six months ended ended February 28, 2001, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $12,967 and $1 for Class B and Class C shares, respectively, for the six months ended February 28, 2001. Fees incurred under the distribution plan during the six months ended February 28, 2001, were 1.00% of average daily net assets attributable to Class B and Class C shares, respectively.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended February 28, 2001, were $1,099, $109,379, and $40 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $1,063,129,717 and $1,178,913,084, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $520,989,224
                                                                 ------------
Gross unrealized appreciation                                    $ 23,923,490
Gross unrealized depreciation                                     (43,600,812)
                                                                 ------------
    Net unrealized depreciation                                  $(19,677,322)
                                                                 ============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares

                                 SIX MONTHS ENDED FEBRUARY 28, 2001           YEAR ENDED AUGUST 31, 2000
                                 ----------------------------------        -----------------------------
                                           SHARES            AMOUNT            SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                             3,125,124      $ 46,024,171        12,462,747      $ 266,260,079
Shares issued to shareholders in
  reinvestment of distributions         6,136,007        86,088,012         2,424,937         44,031,861
Shares reacquired                      (3,561,636)      (53,242,037)       (8,751,139)      (185,835,171)
                                       ----------      ------------        ----------      -------------
    Net increase                        5,699,495      $ 78,870,146         6,136,545      $ 124,456,769
                                       ==========      ============        ==========      =============

Class B shares
                                 SIX MONTHS ENDED FEBRUARY 28, 2001           YEAR ENDED AUGUST 31, 2000
                                 ----------------------------------        -----------------------------
                                           SHARES            AMOUNT            SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                             1,342,607      $ 21,471,595         6,842,417     $  146,545,472
Shares issued to shareholders in
  reinvestment of distributions         2,263,670        32,167,120           894,017         16,390,166
Shares reacquired                      (2,805,435)      (42,946,718)       (4,888,471)       (99,619,289)
                                       ----------      ------------        ----------      -------------
    Net increase                          800,842      $ 10,691,997         2,847,963      $  63,316,349
                                       ==========      ============        ==========      =============

Class C shares
                                 SIX MONTHS ENDED FEBRUARY 28, 2001         PERIOD ENDED AUGUST 31, 2000*
                                 ----------------------------------        -----------------------------
                                           SHARES            AMOUNT            SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                               150,696      $  2,370,656            48,112      $     975,845
Shares issued to shareholders in
  reinvestment of distributions            27,242           382,476          --                --
Shares reacquired                         (61,227)         (819,518)             (730)           (15,480)
                                       ----------      ------------        ----------      -------------
    Net increase                          116,711      $  1,933,614            47,382      $     960,365
                                       ==========      ============        ==========      =============
*For the period from the inception of Class C shares June 1, 2000, through
 August 31, 2000.

Class I shares
                                 SIX MONTHS ENDED FEBRUARY 28, 2001           YEAR ENDED AUGUST 31, 2000
                                 ----------------------------------        -----------------------------
                                           SHARES            AMOUNT            SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                                10,986      $    169,327           482,791      $  10,412,831
Shares issued to shareholders in
  reinvestment of distributions            72,012         1,012,493            27,191            494,336
Shares reacquired                         (64,408)         (818,452)         (400,721)        (8,706,832)
                                       ----------      ------------        ----------      -------------
    Net increase                           18,590      $    363,368           109,261      $   2,200,335
                                       ==========      ============        ==========      =============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating fund at the end of each quarter. The commitment fee allocated to the fund for the six months ended February 28, 2001, was $2,563. The fund had no borrowings during the six months ended February 28, 2001.

MFS(R) MID CAP GROWTH FUND

TRUSTEES                                                 ASSISTANT TREASURERS
J. Atwood Ives+ - Chairman and Chief Executive           Mark E. Bradley*
Officer, Eastern Enterprises (diversified                Robert R. Flaherty*
services company)                                        Laura F. Healy*
                                                         Ellen Moynihan*
Lawrence T. Perera+ - Partner, Hemenway
& Barnes (attorneys)                                     SECRETARY
                                                         Stephen E. Cavan*
William J. Poorvu+ - Adjunct Professor, Harvard
University Graduate School of Business                   ASSISTANT SECRETARY
Administration                                           James R. Bordewick, Jr.*

Charles W.Schmidt+ - Private Investor                    CUSTODIAN
                                                         State Street Bank and Trust Company
Arnold D. Scott* - Senior Executive
Vice President, Director, and Secretary,                 INVESTOR INFORMATION
MFS Investment Management                                For information on MFS mutual funds, call your
                                                         investment professional or, for an information
Jeffrey L. Shames* - Chairman and Chief                  kit, call toll free: 1-800-637-2929 any
Executive Officer, MFS Investment Management             business day from 9 a.m. to 5 p.m. Eastern time
                                                         (or leave a message anytime).
Elaine R. Smith+ - Independent Consultant
                                                         INVESTOR SERVICE
David B. Stone+ - Chairman, North American               MFS Service Center, Inc.
Management Corp. (investment adviser)                    P.O. Box 2281
                                                         Boston, MA 02107-9906
INVESTMENT ADVISER
Massachusetts Financial Services Company                 For general information, call toll free:
500 Boylston Street                                      1-800-225-2606 any business day from
Boston, MA 02116-3741                                    8 a.m. to 8 p.m. Eastern time.

DISTRIBUTOR                                              For service to speech- or hearing-impaired,
MFS Fund Distributors, Inc.                              call toll free: 1-800-637-6576 any business day
500 Boylston Street                                      from 9 a.m. to 5 p.m. Eastern time. (To use
Boston, MA 02116-3741                                    this service, your phone must be equipped with
                                                         a Telecommunications Device for the Deaf.)
CHAIRMAN AND PRESIDENT
Jeffrey L. Shames*                                       For share prices, account balances, exchanges,
                                                         or stock and bond outlooks, call toll free:
PORTFOLIO MANAGERS                                       1-800-MFS-TALK (1-800-637-8255) anytime from a
Mark Regan*                                              touch-tone telephone.
David E. Sette-Ducati*
                                                         WORLD WIDE WEB
TREASURER                                                www.mfs.com
James O. Yost*

+ Independent Trustee
* MFS Investment Management

MFS(R) MANAGED SECTORS FUND                                         ------------
                                                                      PRSRT STD
[Logo] M F S(R)                                                     U.S. POSTAGE
INVESTMENT MANAGEMENT                                                  PAID
We invented the mutual fund(R)                                         MFS
500 Boylston Street                                                 ------------
Boston, MA 02116-3741






(c)2001 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                                 MMS-3  4/01  69.0M  08/208/808